MERRILL LYNCH
MARYLAND
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
July 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Maryland
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                              #16859 -- 7/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Maryland Municipal Bond Fund               July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months has been even more impressive given that the municipal market has lost much of the technical support it had enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers have taken this opportunity to both issue new debt and refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing has led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields has also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until inves-tors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term insured bonds as yields approached 6.00% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve an above industry average current yield. The Fund's cash equivalent reserves fluctuated between 5% -- 10% of total assets, and a large position of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. This strategy served the Fund well during this particularly volatile period for the fixed-income markets in general, generating total return performance comparable to the industry average as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained a slightly constructive posture on interest rates. We believed that the strong economic growth that prevailed in the first quarter of 1997 would slow considerably in the second quarter. Slow growth combined with continued low inflation and a balanced budget accord provided a significant decline in long-term interest rates.

The Maryland municipal market continued to experience very little activity during the past six months. This was a result of the small amount of new issuance, just over $1.3 billion in municipal bonds, coming to the Maryland tax-exempt market. This represents a decline in issuance of 28.5% as compared to the same period in 1996. During the past three months, just under $750 million in bonds was issued in Maryland, a decline of 19.5% versus the comparable period a year ago. Additionally, the majority of new issuance in Maryland had been dominated by current coupons and poor call protection features, which we believe would not have enhanced the Fund's overall structure.

In Conclusion
We have adopted a slightly defensive posture for the second half of 1997. We believe that economic growth will reappear and that there will be an increase in long-term interest rates. Our strategy will be to favor higher-couponed issues over interest rate-sensitive securities that have greater potential for capital appreciation. As new issuance in the Maryland tax-exempt market remains at low levels, we expect to continue to remain fully invested in the coming months.

We appreciate your ongoing interest in Merrill Lynch Maryland Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

September 6, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results
                                                                                                  12 Month      3 Month
                                                           7/31/97      4/30/97      7/31/96      % Change      % Change
Class A Shares*                                             $9.66        $9.26        $9.21        + 4.89%        +4.32%
Class B Shares*                                              9.66         9.27         9.21        + 4.89         +4.21
Class C Shares*                                              9.67         9.27         9.22        + 4.88         +4.31
Class D Shares*                                              9.66         9.26         9.21        + 4.89         +4.32
Class A Shares -- Total Return*                                                                    +10.35(1)      +5.68(2)
Class B Shares -- Total Return*                                                                    + 9.79(3)      +5.43(4)
Class C Shares -- Total Return*                                                                    + 9.67(5)      +5.51(6)
Class D Shares -- Total Return*                                                                    +10.24(7)      +5.65(8)
Class A Shares -- Standardized 30-day Yield                  4.63%
Class B Shares -- Standardized 30-day Yield                  4.32%
Class C Shares -- Standardized 30-day Yield                  4.21%
Class D Shares -- Standardized 30-day Yield                  4.53%

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.473 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.426 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.110 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.416 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.108 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.464 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.120 per share ordinary income dividends.




[GRAPHIC LINE CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                         10/29/93**              7/97
ML Maryland Municipal Bond Fund+--
Class A Shares*                           $9,600               $11,307
ML Maryland Municipal Bond Fund+--
Class B Shares*                           $10,000              $11,457
Lehman Brothers Municipal Bond
Index++                                   $10,000              $12,485

Total Return Based on a $10,000 Investment--Class C Shares and Class D
Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                         10/21/94**              7/97
ML Maryland Municipal Bond Fund+--
Class C Shares*                           $10,000              $12,517
ML Maryland Municipal Bond Fund+--
Class D Shares*                           $9,600               $12,178
Lehman Brothers Municipal Bond
Index++                                   $10,000              $13,054

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
+ ML Maryland Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Maryland, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.



Average Annual Total Return

                                 % Return Without        % Return With
                                   Sales Charge          Sales Charge**
Class A Shares*
Year Ended 6/30/97                     +8.30%                +3.97%
Inception (10/29/93)
through 6/30/97                        +3.73                 +2.58
 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                     % Return                % Return
                                   Without CDSC             With CDSC**
Class B Shares*
Year Ended 6/30/97                     +7.75%                +3.75%
Inception (10/29/93) through 6/30/97   +3.20                 +2.96
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                    % Return                % Return
                                   Without CDSC             With CDSC**
Class C Shares*
Year Ended 6/30/97                     +7.52%                +6.52%
Inception (10/21/94)
through 6/30/97                        +7.50                 +7.50
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                                 % Return Without        % Return With
                                   Sales Charge          Sales Charge**
Class D Shares*
Year Ended 6/30/97                     +8.08%                +3.75%
Inception (10/21/94) through 6/30/97  + 8.02                 +6.39
 * Maximum sales charge is 4%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                                 Net Asset Value           Capital Gains
Period Covered              Beginning         Ending        Distributed        Dividends Paid*        % Change**
10/29/93 -- 12/31/93         $10.00           $10.07            --                 $0.077             + 1.48%
1994                          10.07             8.58            --                  0.511             - 9.87
1995                           8.58             9.52            --                  0.505             +17.22
1996                           9.52             9.36            --                  0.462             + 3.33
1/1/97 -- 7/31/97              9.36             9.66            --                  0.266             + 6.32
                                                                             Total $1.821
                                                               Cumulative total return as of 7/31/97: +17.79%**






Performance Summary -- Class B Shares

                                 Net Asset Value           Capital Gains
Period Covered              Beginning         Ending        Distributed        Dividends Paid*        % Change***
10/29/93 -- 12/31/93         $10.00           $10.07            --                 $0.068             + 1.38%
1994                          10.07             8.58            --                  0.464             -10.33
1995                           8.58             9.53            --                  0.459             +16.75
1996                           9.53             9.37            --                  0.415             + 2.81
1/1/97 -- 7/31/97              9.37             9.66            --                  0.240             + 5.90
                                                                             Total $1.646
                                                               Cumulative total return as of 7/31/97: +15.55%***






Performance Summary -- Class C Shares


                                 Net Asset Value           Capital Gains
Period Covered              Beginning         Ending        Distributed        Dividends Paid*        % Change***
10/21/94 -- 12/31/94         $8.79            $8.58             --                 $0.089             - 1.35%
1995                          8.58             9.53             --                  0.449             +16.63
1996                          9.53             9.37             --                  0.405             + 2.70
1/1/97 -- 7/31/97             9.37             9.67             --                  0.235             + 5.94
                                                                             Total $1.178
                                                               Cumulative total return as of 7/31/97: +25.17%***






Performance Summary -- Class D Shares


                                 Net Asset Value           Capital Gains
Period Covered              Beginning         Ending        Distributed        Dividends Paid*        % Change**
10/21/94 -- 12/31/94         $8.79            $8.58             --                 $0.098             - 1.25%
1995                          8.58             9.52             --                  0.496             +17.11
1996                          9.52             9.36             --                  0.453             + 3.23
1/1/97 -- 7/31/97             9.36             9.66             --                  0.261             + 6.26
                                                                             Total $1.308
                                                               Cumulative total return as of 7/31/97: +26.85%**
  * Figures may include short-term capital gains distributions.
 ** Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Merrill Lynch Maryland Municipal Bond Fund                                                                    July 31, 1997

SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

S&P         Moody's     Face                                                                                       Value
Ratings     Ratings     Amount                      Issue                                                        (Note 1a)

Maryland -- 81.8%
AAA         Aaa         $1,935     Baltimore, Maryland, Consolidated Public Improvement Bonds, UT, Series
                                   A, 5.625% due 10/15/2013 (a)                                                   $2,041
AA-         Aa3          1,000     Baltimore, Maryland, Port Facilities Revenue Bonds (Consolidated Coal
                                   Sales Co.), 6.50% due 12/01/2010                                                1,095
AA          Aa3            600     Carroll County, Maryland, Registered Revenue Bonds (County
                                   Commissioners-Consolidated Public Improvement), UT, 6.50% due 10/01/2024          681
                                   Maryland Community Development Administration, S/F Program Revenue Bonds
                                   (Department of Housing and Community Development):
NR*         Aa             500     4th Series, 6.45% due 4/01/2014                                                   531
NR*         Aa             250     6th Series, 7.05% due 4/01/2017                                                   268
NR*         Aa             490     7th Series, AMT, 7.30% due 4/01/2025                                              525
                                   Maryland Health and Higher Educational Facilities Authority Revenue Bonds:
NR*         VMIG1+         800     (Pooled Loan Program), VRDN, Series A, 3.65% due 4/01/2035 (i)                    800
AA-         Aa2          1,650     Refunding (Johns Hopkins University), 5.625% due 7/01/2027                      1,713
AAA         Aaa          1,470     Refunding (Maryland General Hospital), 6.125% due 7/01/2019 (b)                 1,572
A           A            1,200     Refunding (Memorial Hospital of Cumberland), 6.50% due 7/01/2017                1,303
AAA         Aaa            625     (University of Maryland Medical Systems), Series B, 7% due 7/01/2022 (a)          782
A-          NR*          1,000     Maryland State Energy Financing Administration, Solid Waste Disposal
                                   Revenue Bonds, Limited Obligation (Wheelabrator Water Projects), AMT,
                                   6.45% due 12/01/2016                                                            1,079
AAA         Aaa            500     Maryland Transportation Authority, Special Obligation Revenue Bonds
                                   (Baltimore/Washington International Airport Project), AMT, Series A,
                                   6.25% due 7/01/2014 (a)                                                           540
                                   Maryland Water Quality Financing Administration, Revolving Loan Fund
                                   Revenue Bonds, Series A:
AA          Aa2            300     6.375% due 9/01/2010                                                              329
AA          Aa2            500     6.55% due 9/01/2014                                                               548
NR*         Baa          1,000     Montgomery County, Maryland, Golf Course System Revenue Authority, Series A,
                                   6.125% due 10/01/2022                                                           1,041
NR*         Aa2            500     Montgomery County, Maryland, Housing Opportunities Commission, S/F
                                   Mortgage Revenue Bonds, Series A, 5.75% due 7/01/2013                             516
AAA         Aaa            500     Montgomery County, Maryland, Parking Revenue Refunding Bonds (Silver Spring
                                   Parking Lot), Series A, 6.25% due 6/01/2009 (a)                                   550
NR*         A            1,000     Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue Bonds
                                   (Montgomery County Resource Recovery Project), AMT, Series A, 6.30% due
                                   7/01/2016                                                                       1,063
AAA         NR*            500     Prince Georges County, Maryland, Housing Authority, Mortgage Revenue
                                   Refunding Bonds (Parker Apartments Project), Series A, 7.25% due 11/20/2016
                                   (f)                                                                               536
AAA         NR*            935     Prince Georges County, Maryland, Housing Authority, S/F Mortgage Revenue
                                   Bonds, AMT, Series A, 6.60% due 12/01/2025 (g)                                    981
                                   Prince Georges County, Maryland, PCR, Refunding (Potomac Electric Project):
A           A1           1,000     5.75% due 3/15/2010                                                             1,095
A           A1             250     6.375% due 1/15/2023                                                              267
A1+         VMIG1+         300     University of Maryland, University Revenue Bonds (Revolving Equipment
                                   Loan Program), VRDN, Series A, 3.55% due 7/01/2015 (e)(i)                         300
AAA         Aaa          1,000     Washington, D.C., Metropolitan Area Transportation Authority,
                                   Gross Revenue Refunding Bonds, 6% due 7/01/2010 (a)                             1,125
AA          Aaa            500     Washington Suburban Sanitation District, Maryland, Registered, General
                                   Construction Bonds, UT, 6.625% due 6/01/2004 (h)                                  565

Puerto Rico -- 12.8%
AAA         Aaa            510     Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                                   Revenue Bonds, Series T, 6.625% due 7/01/2002 (h)                                 574
AAA         Aaa            500     Puerto Rico Commonwealth, Refunding Bonds, UT, 5.375% due 7/01/2022 (b)           504
                                   Puerto Rico Electric Power Authority, Power Revenue Bonds:
BBB+        Aaa          1,000     Series P, 7% due 7/01/2001 (h)                                                  1,125
AAA         Aaa            400     Series T, STRIPES, 8.069% due 7/01/2005 (c)(d)                                    470
A           Baa1           750     Puerto Rico Public Buildings Authority, Guaranteed Government Facilities
                                   Revenue Bonds, Series B, 5.25% due 7/01/2021                                      739

Total Investments (Cost -- $23,540) -- 94.6%                                                                      25,258

Other Assets Less Liabilities -- 5.4%                                                                              1,442
                                                                                                                 -------
Net Assets -- 100.0%                                                                                             $26,700
                                                                                                                 =======
(a) FGIC Insured.
(b) MBIA Insured.
(c) FSA Insured.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(e) SLMA Insured.
(f) GNMA Collateralized.
(g) FNMA/GNMA Collateralized.
(h) Prerefunded.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Maryland
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
STRIPES Short-Term Rate Inverse Payment Exempt Securities
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:                Investments, at value (identified cost -- $23,540,294) (Note 1a)                         $25,257,514
                       Cash                                                                                         110,139
                       Receivables:
                       Securities sold                                                       $1,002,222
                       Interest                                                                 276,799
                       Beneficial interest sold                                                 182,998
                       Investment adviser (Note 2)                                               20,602           1,482,621
                                                                                             ----------
                       Deferred organization expenses (Note 1e)                                                      19,877
                       Prepaid registration fees and other assets (Note 1e)                                           5,028
                                                                                                                -----------
                       Total assets                                                                              26,875,179
                                                                                                                -----------

Liabilities:           Payables:
                       Beneficial interest redeemed                                              71,897
                       Dividends to shareholders (Note 1f)                                       32,841
                       Distributor (Note 2)                                                      10,146             114,884
                                                                                             ----------
                       Accrued expenses and other liabilities                                                        59,837
                                                                                                                -----------
                       Total liabilities                                                                            174,721
                                                                                                                -----------

Net Assets:            Net assets                                                                               $26,700,458
                                                                                                                ===========

Net Assets             Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:            shares authorized                                                                            $19,953
                       Class B Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized                                                                            226,104
                       Class C Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized                                                                             21,082
                       Class D Shares of beneficial interest, $.10 par value, unlimited number of
                       shares authorized                                                                              9,145
                       Paid-in capital in excess of par                                                          26,325,854
                       Accumulated realized capital losses on investments -- net (Note 5)                        (1,618,900)
                       Unrealized appreciation on investments -- net                                              1,717,220
                                                                                                                -----------
                       Net assets                                                                               $26,700,458
                                                                                                                ===========

Net Asset Value:       Class A -- Based on net assets of $1,927,991 and 199,533 shares
                       of beneficial interest outstanding                                                             $9.66
                                                                                                                ===========
                       Class B -- Based on net assets of $21,851,185 and 2,261,043 shares
                       of beneficial interest outstanding                                                             $9.66
                                                                                                                ===========
                       Class C -- Based on net assets of $2,037,893 and 210,815 shares
                       of beneficial interest outstanding                                                             $9.67
                                                                                                                ===========
                       Class D -- Based on net assets of $883,389 and 91,448 shares
                       of beneficial interest outstanding                                                             $9.66
                                                                                                                ===========

                       See Notes to Financial Statements.






Statement of Operations
                                                                                                         For the Year Ended
                                                                                                              July 31, 1997

Investment Income      Interest and amortization of premium and discount earned                                  $1,453,928
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                      $143,865
                       Account maintenance and distribution fees -- Class B (Note 2)           108,915
                       Accounting services (Note 2)                                             61,207
                       Professional fees                                                        57,137
                       Printing and shareholder reports                                         30,242
                       Amortization of organization expenses (Note 1e)                          16,015
                       Transfer agent fees -- Class B (Note 2)                                  14,633
                       Account maintenance and distribution fees -- Class C (Note 2)            13,074
                       Registration fees (Note 1e)                                              11,211
                       Pricing fees                                                              3,850
                       Custodian fees                                                            2,357
                       Transfer agent fees -- Class C (Note 2)                                   1,552
                       Transfer agent fees -- Class A (Note 2)                                     817
                       Account maintenance fees -- Class D (Note 2)                                726
                       Trustees' fees and expenses                                                 466
                       Transfer agent fees -- Class D (Note 2)                                     402
                       Other                                                                     2,353
                                                                                             ---------
                       Total expenses before reimbursement                                     468,822
                       Reimbursement of expenses (Note 2)                                     (222,552)
                                                                                             ---------
                       Total expenses after reimbursement                                                           246,270
                                                                                                                 ----------
                       Investment income -- net                                                                   1,207,658
                                                                                                                 ----------

Realized &             Realized gain on investments -- net                                                          359,102
Unrealized Gain on     Change in unrealized appreciation on investments -- net                                      878,768
Investments -- Net                                                                                               ----------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                      $2,445,528
                                                                                                                 ==========

                       See Notes to Financial Statements.







Statements of Changes in Net Assets

                                                                                                For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                                 1997            1996

Operations:            Investment income -- net                                                  $1,207,658     $1,110,219
                       Realized gain (loss) on investments -- net                                   359,102       (347,221)
                       Change in unrealized appreciation on investments -- net                      878,768        423,676
                                                                                                -----------    -----------
                       Net increase in net assets resulting from operations                       2,445,528      1,186,674
                                                                                                -----------    -----------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                      (75,091)       (64,371)
(Note 1f):             Class B                                                                     (998,749)      (946,432)
                       Class C                                                                      (97,508)       (68,646)
                       Class D                                                                      (36,310)       (30,770)
                                                                                                 ----------     ----------
                       Net decrease in net assets resulting from dividends to shareholders       (1,207,658)    (1,110,219)
                                                                                                -----------    -----------

Beneficial Interest    Net increase (decrease) in net assets derived from beneficial interest
Transactions           transactions                                                                (718,693)     4,841,350
(Note 4):                                                                                       -----------    -----------

Net Assets:            Total increase in net assets                                                 519,177      4,917,805
                       Beginning of year                                                         26,181,281     21,263,476
                                                                                                -----------    -----------
                       End of year                                                              $26,700,458    $26,181,281
                                                                                                ===========    ===========

                       See Notes to Financial Statements.






Financial Highlights

                                                                               Class A
                                                                                                        For the
                                                                                                        Period
The following per share data and ratios have been derived                                               Oct. 29,
from information provided in the financial statements.                                                 1993+ to
                                                                 For the Year Ended July 31,            July 31,
Increase (Decrease) in Net Asset Value:                        1997         1996         1995            1994
Per Share            Net asset value, beginning of period      $9.21        $9.15        $9.20          $10.00
Operating                                                   --------     --------     --------        --------
Performance:         Investment income -- net                    .48          .47          .52             .37
                     Realized and unrealized gain (loss)
                     on investments -- net                       .45          .06         (.05)           (.80)
                                                            --------     --------     --------        --------
                     Total from investment operations            .93          .53          .47            (.43)
                                                            --------     --------     --------        --------
                     Less dividends from investment
                     income -- net                              (.48)        (.47)        (.52)           (.37)
                                                            --------     --------     --------        --------
                     Net asset value, end of period            $9.66        $9.21        $9.15           $9.20
                                                            ========     ========     ========        ========
Total Investment     Based on net asset value per share        10.35%        5.85%        5.39%          (4.32%)++
Return:**                                                   ========     ========     ========        ========

Ratios to Average    Expenses, net of reimbursement              .47%         .37%         .13%            .03%*
Net Assets:                                                 ========     ========     ========        ========
                     Expenses                                   1.32%        1.26%        1.57%           1.76%*
                                                            ========     ========     ========        ========
                     Investment income -- net                   5.11%        5.04%        5.80%           5.30%*
                                                            ========     ========     ========        ========

Supplemental         Net assets, end of period
Data:                (in thousands)                           $1,928       $1,252       $1,362          $1,589
                                                            ========     ========     ========        ========
                     Portfolio turnover                        94.90%       81.87%       73.99%          29.40%
                                                            ========     ========     ========        ========
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of Operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.




                                                                               Class B                 For the
                                                                                                        Period
The following per share data and ratios have been derived                                               Oct. 29,
from information provided in the financial statements.                                                 1993+ to
                                                                 For the Year Ended July 31,            July 31,
Increase (Decrease) in Net Asset Value:                        1997         1996         1995            1994
Per Share            Net asset value, beginning of period      $9.21        $9.16        $9.20          $10.00
Operating                                                  ---------    ---------    ---------       ---------
Performance:         Investment income -- net                    .43          .42          .47             .33
                     Realized and unrealized gain (loss)
                     on investments -- net                       .45          .05         (.04)           (.80)
                                                           ---------    ---------    ---------       ---------
                     Total from investment operations            .88          .47          .43            (.47)
                                                           ---------    ---------    ---------       ---------
                     Less dividends from investment
                     income -- net                              (.43)        (.42)        (.47)           (.33)
                                                           ---------    ---------    ---------       ---------
                     Net asset value, end of period            $9.66        $9.21        $9.16           $9.20
                                                           =========    =========    =========       =========

Total Investment     Based on net asset value per share         9.79%        5.19%        4.96%          (4.68%)++
Return:**                                                  =========    =========    =========       =========

Ratios to Average    Expenses, net of reimbursement              .97%         .88%         .65%            .53%*
Net Assets:                                                =========    =========    =========       =========
                     Expenses                                   1.82%        1.77%        2.08%           2.27%*
                                                           =========    =========    =========       =========
                     Investment income -- net                   4.59%        4.52%        5.29%           4.74%*
                                                           =========    =========    =========       =========

Supplemental         Net assets, end of period
Data:                (in thousands)                          $21,851      $22,053      $18,371         $14,484
                                                           =========    =========    =========       =========
                     Portfolio turnover                        94.90%       81.87%       73.99%          29.40%
                                                           =========    =========    =========       =========
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of Operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.




                                                                               Class C
                                                                                                       For the
                                                                                                        Period
The following per share data and ratios have been derived                                              Oct. 21,
from information provided in the financial statements.                  For the Year Ended             1994+ to
                                                                             July 31,                  July 31,
Increase (Decrease) in Net Asset Value:                                 1997          1996               1995

Per Share            Net asset value, beginning of period               $9.22          $9.16             $8.79
Operating                                                           ---------      ---------         ---------
Performance:         Investment income -- net                             .42            .41               .36
                     Realized and unrealized gain on investments
                     -- net                                               .45            .06               .37
                                                                    ---------      ---------         ---------
                     Total from investment operations                     .87            .47               .73
                                                                    ---------      ---------         ---------
                     Less dividends from investment income -- net        (.42)          (.41)             (.36)
                                                                    ---------      ---------         ---------
                     Net asset value, end of period                     $9.67          $9.22             $9.16
                                                                    =========      =========         =========

Total Investment     Based on net asset value per share                  9.67%          5.18%             8.51%++
Return:**                                                           =========      =========         =========

Ratios to Average    Expenses, net of reimbursement                      1.07%          1.00%              .82%*
Net Assets:                                                         =========      =========         =========
                     Expenses                                            1.92%          1.88%             2.08%*
                                                                    =========      =========         =========
                     Investment income -- net                            4.47%          4.39%             5.08%*
                                                                    =========      =========         =========
Supplemental         Net assets, end of period (in thousands)          $2,038         $2,229            $1,013
Data:                                                               =========      =========         =========
                     Portfolio turnover                                 94.90%         81.87%            73.99%
                                                                    =========      =========         =========
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of Operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.





                                                                                                        For the
                                                                              Class D                    Period
The following per share data and ratios have been derived                                               Oct. 21,
from information provided in the financial statements.                   For the Year Ended            1994+ to
                                                                              July 31,                  July 31,
Increase (Decrease) in Net Asset Value:                                 1997          1996                1995

Per Share            Net asset value, beginning of period              $9.21           $9.16             $8.79
Operating                                                           --------        --------          --------
Performance:         Investment income -- net                            .47             .46               .40
                     Realized and unrealized gain on investments
                     -- net                                              .45             .05               .37
                                                                    --------        --------          --------
                     Total from investment operations                    .92             .51               .77
                                                                    --------        --------          --------
                     Less dividends from investment income -- net       (.47)           (.46)             (.40)
                                                                    --------        --------          --------
                     Net asset value, end of period                    $9.66           $9.21             $9.16
                                                                    ========        ========          ========
Total Investment     Based on net asset value per share                10.24%           5.63%             8.94%++
Return:**                                                           ========        ========          ========

Ratios to Average    Expenses, net of reimbursement                      .56%            .47%              .31%*
Net Assets:                                                         ========        ========          ========
                     Expenses                                           1.41%           1.36%             1.55%*
                                                                    ========        ========          ========
                     Investment income -- net                           5.00%           4.91%             5.57%*
                                                                    ========        ========          ========
Supplemental         Net assets, end of period (in thousands)           $883            $647              $517
Data:                                                               ========        ========          ========
                     Portfolio turnover                                94.90%          81.87%            73.99%
                                                                    ========        ========          ========
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of Operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.





Merrill Lynch Maryland Municipal Bond Fund                July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1997, FAM earned fees of $143,865, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $78,687.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account                 Distribution
                              Maintenance Fee                 Fee
Class B                            0.25%                     0.25%
Class C                            0.25%                     0.35%
Class D                            0.10%                       --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                  MLFD                      MLPF&S
Class A                            $32                        $375
Class D                           $689                      $7,240

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $94,623 and $6,684 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $23,592,417 and $24,116,792, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                  Realized                 Unrealized
                                    Gains                    Gains
Long-term investments             $359,102                 $1,717,220
                                ----------                 ----------
Total                             $359,102                 $1,717,220
                                ==========                 ==========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,717,220, all of which was related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $23,540,294.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(718,693) and $4,841,350 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                                    Dollar
Ended July 31, 1997                   Shares                   Amount

Shares sold                          120,518                $1,126,625
Shares issued to shareholders
in reinvestment of dividends           5,205                    48,633
                                  ----------                ----------
Total issued                         125,723                 1,175,258
Shares redeemed                      (62,133)                 (579,345)
                                  ----------                ----------
Net increase                          63,590                  $595,913
                                  ==========                ==========

Class A Shares for the Year                                    Dollar
Ended July 31, 1996                   Shares                   Amount

Shares sold                           35,220                  $327,383
Shares issued to shareholders
in reinvestment of dividends           4,930                    45,725
                                  ----------                ----------
Total issued                          40,150                   373,108
Shares redeemed                      (53,019)                 (492,616)
                                  ----------                ----------
Net decrease                         (12,869)                $(119,508)
                                  ==========                ==========

Class B Shares for the Year                                    Dollar
Ended July 31, 1997                   Shares                   Amount

Shares sold                          421,213                $3,938,104
Shares issued to shareholders
in reinvestment of dividends          54,885                   512,408
                                  ----------                ----------
Total issued                         476,098                 4,450,512
Automatic conversion of shares        (4,674)                  (43,514)
Shares redeemed                     (604,268)               (5,645,241)
                                  ----------                ----------
Net decrease                        (132,844)              $(1,238,243)
                                  ==========                ==========

Class B Shares for the Year                                    Dollar
Ended July 31, 1996                   Shares                   Amount

Shares sold                          813,901                $7,573,305
Shares issued to shareholders
in reinvestment of dividends          52,676                   488,754
                                  ----------                ----------
Total issued                         866,577                 8,062,059
Automatic conversion of shares        (2,990)                  (27,266)
Shares redeemed                     (476,011)               (4,423,212)
                                  ----------                ----------
Net increase                         387,576                $3,611,581
                                  ==========                ==========

Class C Shares for the Year                                    Dollar
Ended July 31, 1997                   Shares                   Amount

Shares sold                          118,650                $1,117,582
Shares issued to shareholders
in reinvestment of dividends           7,916                    73,884
                                  ----------                ----------
Total issued                         126,566                 1,191,466
Shares redeemed                     (157,665)               (1,466,129)
                                  ----------                ----------
Net decrease                         (31,099)                $(274,663)
                                  ==========                ==========

Class C Shares for the Year                                    Dollar
Ended July 31, 1996                   Shares                   Amount

Shares sold                          156,426                $1,445,652
Shares issued to shareholders
in reinvestment of dividends           4,723                    43,828
                                  ----------                ----------
Total issued                         161,149                 1,489,480
Shares redeemed                      (29,798)                 (271,440)
                                  ----------                ----------
Net increase                         131,351                $1,218,040
                                  ==========                ==========

Class D Shares for the Year                                    Dollar
Ended July 31, 1997                   Shares                   Amount

Shares sold                           52,917                  $493,288
Automatic conversion of shares         4,675                    43,514
Shares issued to shareholders
in reinvestment of dividends           2,245                    20,953
                                  ----------                ----------
Total issued                          59,837                   557,755
Shares redeemed                      (38,605)                 (359,455)
                                  ----------                ----------
Net increase                          21,232                  $198,300
                                  ==========                ==========

Class D Shares for the Year                                    Dollar
Ended July 31, 1996                   Shares                   Amount

Shares sold                           30,212                  $282,355
Automatic conversion of shares         2,993                    27,266
Shares issued to shareholders
in reinvestment of dividends           1,971                    18,290
                                  ----------                ----------
Total issued                          35,176                   327,911
Shares redeemed                      (21,460)                 (196,674)
                                  ----------                ----------
Net increase                          13,716                  $131,237
                                  ==========                ==========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $1,534,000, of which $756,000 expires in 2003 and $778,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related state-ments of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 29, 1993 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener-ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 6, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Maryland Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863